UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Juniper Networks, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

JNPR Transaction Employee Letter

To: All Employees

From: Rami Rahim, CEO

Subject: A Message from Rami Rahim Regarding the Next Chapter of Juniper

INSERT STANDARD GREETING,

Since my earliest days at Juniper Networks when it was a tiny start-up of around 20 people, we have been a purpose-driven company passionate about innovation. It’s been incredibly motivating to be a change agent in the networking industry and constantly push the envelope, and it’s a big reason why I’ve spent half of my life at this great company.

Today, I’m proud and excited to take a giant leap in advancing our experience-first networking vision with the agreement to be acquired by HPE. Most recently, we have been focused on leading an industry revolution so that those that use the network to live, work and play can trust it for their most important applications irrespective of where they are. We have met this challenge head-on as we’ve led the industry with performance, scale, security and automation, including AI which we are building ground-up across the entire portfolio, a concept we call AI-native networking. The combining of Juniper and HPE is validation of our experience-first strategy, people and our proven execution in all of these areas.

We are embarking on this journey because the industry is at a key inflection point as the need for experience-first networks has never been higher – and with that comes tremendous opportunity. We have been working hard to determine how we can best seize that opportunity and chart our path forward for the next decade and beyond. While evaluating our strengths and the areas we could potentially bolster, it became clear that with HPE, we will have the tools and the scale to capitalize on this important moment in time.

The HPE product portfolio complements Juniper’s in many key areas. As one company, we expect to accelerate innovation across systems, silicon, software, and services with a specific focus on AI and the cloud as key enablers for superior user and operator experiences. Combined, we expect to have expanded edge (campus and branch), data center and wide area networking products and resources to drive even more innovation across Service Provider, Cloud and Enterprise customer segments.

The reason we can even reach this milestone today is because of your talent and tireless efforts to stay ahead of trends in technology and build products that instill confidence and drive loyalty. While working with HPE’s CEO Antonio Neri to reach this agreement, it became clear that the HPE team has the utmost respect for what we have achieved and recognizes that our people are the innovation engine and lifeblood of the organization. I will be leading the combined HPE networking business and am excited about the opportunities we will have by joining HPE. I am confident that we will make this a premier destination for secure AI-native networking from edge to cloud.

While I’m looking forward to bringing our companies together, it is important to remember we still have a lengthy process in front of us until we can officially say we’re one company. That is expected to occur sometime at the end of 2024 or the beginning of 2025, and in the meantime, you will continue as you have in your role in supporting the business, and Juniper will continue to compete in the marketplace and operate as usual. I’m counting on all of you to continue serving our customers and partners with the same commitment and trust as always.

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I recognize many of you will have questions regarding this announcement. We have included an FAQ alongside this email to answer your initial questions, and I will be hosting an All Hands meeting for all employees tomorrow at 10:30 am PT to discuss the transaction in further detail. Antonio will be joining me, and we look forward to seeing you there.

Again, I want to reiterate that we would not be here today if it wasn’t for all you have done to take Juniper to the highest of heights. The work is not done – our collective contributions will continue to be integral to this next phase of our strategy. I know all of us Junivators are up for the task.

Thank you for your support and commitment to Juniper.

Sincerely,

Rami Rahim

Chief Executive Officer, Juniper Networks

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks

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related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction between Juniper and HPE, Juniper will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to Juniper stockholders. Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following:

Jess Lubert

Juniper Networks

(408) 936-3734

jlubert@juniper.net

Participants in the Solicitation

Juniper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023. Juniper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Juniper directors and executive officers in the transaction, which may be different than those of Juniper stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

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To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.

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